SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 28, 2000
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                     (Date of earliest event reported)


                            Cohoes Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


    Delaware                      000-25027                 14-1807865
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(State or other jurisdiction (Commission File Number)   (IRS Employer
 of incorporation)                                       Identification No.)



75 Remsen Street, Cohoes, New York                             12047
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(Address of principal executive offices)                     (Zip Code)


                               (518) 233-6500
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          (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.   Other Events
          ------------

     On April 25, 2000, the boards of directors of Hudson River Bancorp, Inc. ("Hudson River"), the holding company of Hudson River Bank & Trust Company, and Cohoes Bancorp, Inc. ("Cohoes"), the holding company of Cohoes Savings Bank, entered into a merger agreement (the "Agreement") to combine in a merger of equals (the "Merger"). On September 28, 2000, Cohoes and Hudson River announced the execution of a Termination and Settlement Agreement (the "Termination Agreement"), which terminated the Agreement. The Agreement was terminated as a result of the Merger not being approved by the requisite vote of the shareholders of Cohoes at the special meeting held on August 17, 2000. In connection with the termination of the Agreement, both Cohoes and Hudson River also amended their reciprocal stock option agreements (the "Amendments") to cap the economic value of their reciprocal stock option agreements at $3.5 million. Cohoes also announced on September 28, 2000 that it will immediately commence a comprehensive exploration of all strategic options, which could include the sale of Cohoes to a larger financial institution.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, the Amendments and the press releases attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index





















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         COHOES BANCORP, INC.




Date: October 4, 2000                    By:  /s/ Richard A. Ahl
                                              -----------------------
                                              Richard A. Ahl
                                              Chief Financial Officer
























                                EXHIBIT INDEX




      Exhibit Number                             Description
      --------------                             -----------


      2.1 Termination and Settlement Agreement, dated as of September 28, 2000, between Cohoes Bancorp, Inc. and Hudson River Bancorp, Inc.

      2.2 Amendment No. 1 to the Stock Option Agreement dated as of April 25, 2000 between Cohoes Bancorp, Inc. and Hudson River Bancorp, Inc., dated as of September 28, 2000.

      2.3 Amendment No. 1 to the Stock Option Agreement dated as of April 25, 2000 between Hudson River Bancorp, Inc. and Cohoes Bancorp, Inc., dated as of September 28, 2000.

      99.1                      Press Release dated September 28, 2000(1)

      99.2                      Press Release dated September 28, 2000(1)


________________

(1) Incorporated by reference from filings made pursuant to Rule 425 and/or Rule 14a-12 with the Securities and Exchange Commission on September 29, 2000.